                                                                   Exhibit 10.3

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                              Security Agreement

                                    between

                      Medallion Funding Corp., as debtor

                                      and

                     Fleet Bank, N.A., as Collateral Agent

                              and secured party,
                              for the benefit of

                        The Travelers Insurance Company

                     First Citicorp Life Insurance Company

                        Citicorp Life Insurance Company

                    United of Omaha Life Insurance Company

                       Companion Life Insurance Company

                       ________________________________

                           dated as of June 1, 1999

                       ________________________________


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

                               TABLE OF CONTENTS

             This table of contents is not a part of the document
                     but is provided for ease of reference

SECTION                                                HEADING                                                 PAGE
ARTICLE I            DEFINITIONS.............................................................................     2

     Section 1.1.    Defined Terms...........................................................................     2
     Section 1.2.    Accounting Terms........................................................................     7
     Section 1.3.    Rules of Construction...................................................................     7

ARTICLE II           CREATION OF SECURITY INTEREST...........................................................     8

     Section 2.1.    Grant of Security Interest to Collateral Agent..........................................     8
     Section 2.2.    Perfection..............................................................................     8
     Section 2.3.    Recording, Registering, Filing, Etc.....................................................     8
     Section 2.4.    Delivery of Documents...................................................................     9
     Section 2.5.    Further Assurances......................................................................    10
     Section 2.6.    Appointment of Collateral Agent as Attorney-in-Fact.....................................    11
     Section 2.7.    Indemnity...............................................................................    12
     Section 2.8.    Company Remains Liable..................................................................    12
     Section 2.9.    Collateral Agent May Perform............................................................    13
     Section 2.10.   Collateral Agent's Duties...............................................................    13

ARTICLE III          PRIORITY OF SECURITY INTERESTS..........................................................    13

     Section 3.1.    Priority of Security Interests..........................................................    13

ARTICLE IV           COLLATERAL..............................................................................    14

     Section 4.1.    Representations, Covenants and Warranties...............................................    14
     Section 4.2.    Collections.............................................................................    16
     Section 4.3.    Rights of Collateral Agent Regarding Collateral.........................................    16

ARTICLE V            DEFAULT.................................................................................    17

     Section 5.1.    Events of Default.......................................................................    17
     Section 5.2.    Remedies................................................................................    17
     Section 5.3.    Application of Proceeds.................................................................    20
     Section 5.4.    Waiver by Collateral Agent or Noteholders...............................................    21

ARTICLE VI           THE COLLATERAL AGENT....................................................................    21

     Section 6.1.    Certain Duties and Responsibilities of the Collateral
                        Agent................................................................................    21

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
     Section 6.2.   Compensation of the Collateral Agent.....................................................    23
     Section 6.3.   Certain Rights of the Collateral Agent...................................................    23
     Section 6.4.   Showings Deemed Necessary by the Collateral Agent........................................    25
     Section 6.5.   Status of Moneys Received................................................................    25
     Section 6.6.   Resignation of the Collateral Agent......................................................    25
     Section 6.7.   Removal of the Collateral Agent..........................................................    26
     Section 6.8.   Appointment of Successor Collateral Agent................................................    26
     Section 6.9.   Succession of Successor Collateral Agent.................................................    26
     Section 6.10.  Eligibility of the Collateral Agent......................................................    27
     Section 6.11.  Successor Collateral Agent by Merger.....................................................    27
     Section 6.12.  Effective Resignation and Removal; Appointment of
                       Successor.............................................................................    27
     Section 6.13.  Controlled by Holders....................................................................    28
     Section 6.14.  Indemnification..........................................................................    28

ARTICLE VII         MISCELLANEOUS............................................................................    28

     Section 7.1.   Continuing Lien..........................................................................    28
     Section 7.2.   Waivers by Company.......................................................................    29
     Section 7.3.   Parties..................................................................................    29
     Section 7.4.   Governing Law............................................................................    29
     Section 7.5.   Waiver of Jury Trial and Setoff..........................................................    29
     Section 7.6.   Jurisdiction; Service of Process.........................................................    30
     Section 7.7.   Survival of Representations and Warranties...............................................    30
     Section 7.8.   Obligations Secured by Property Other Than
                       Collateral............................................................................    30
     Section 7.9.   Successor Collateral Agent...............................................................    30
     Section 7.10.  Termination..............................................................................    31
     Section 7.11.  Notices..................................................................................    31
     Section 7.12.  Severability.............................................................................    31
     Section 7.13.  Counterparts.............................................................................    32

Signatures...................................................................................................    33

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                              Security Agreement

     This Security Agreement, dated as of June 1, 1999, is between Medallion Funding Corp., a New York corporation (the "Company"), and Fleet Bank, N.A., a national banking association, as collateral agent (the "Collateral Agent") for the holders of the Notes (as hereinafter defined) from time to time outstanding pursuant to the Note Purchase Agreements (as hereinafter defined) (collectively, the "Noteholders" and individually, a "Noteholder").

                                   Recitals

     Whereas, the Noteholders respectively have entered into the separate Note Purchase Agreements each dated as of even date herewith, (as the same may be amended or supplemented from time to time, the "Note Purchase Agreements"), with the Company under and pursuant to which the Company proposes to issue and sell to the Noteholders its (i) 7.20% Senior Secured Notes, Series A, due June 1, 2004 in the aggregate principal amount of $22,500,000 (the "Series A Notes") and
(ii) 7.20% Senior Secured Notes, Series B, due September 1, 2004 in the aggregate principal amount of $22,500,000 (the "Series B Notes," and together with the Series A Notes sometimes collectively herein referred to as the "Notes").

     Whereas, a condition precedent to the Noteholders' purchase of the Notes under the Note Purchase Agreements is that the Company grant to the Collateral Agent perfected security interests in all of the Collateral to secure the payment and performance of all of the obligations of the Company owing to the Collateral Agent and the Noteholders pursuant to the Note Purchase Agreement, the Notes and other Note Documents;

     Whereas, in partial satisfaction of the Company's obligation under Section 4 of the Note Purchase Agreements and otherwise as an inducement necessary to the Noteholders' purchase of the Notes, the Company agrees to grant to the Collateral Agent for the benefit of the Noteholders a security interest in the Collateral pursuant to the terms set forth herein;

     Whereas, the Company has granted liens on the Collateral pursuant to the Bank Security Documents and the Agent (as defined in the definition of Bank Security Documents in the Note Purchase Agreement) thereunder and the Collateral Agent are parties to the Intercreditor Agreement;

     Whereas, so long as such Intercreditor Agreement remains in effect, all the terms of this Agreement are subject to the terms of the Intercreditor Agreement, whether or not any provision of this Agreement shall expressly so state;

     Now, Therefore, in consideration of the willingness of the Noteholders to enter into the Note Purchase Agreements and to agree, subject to the terms and conditions thereof, to purchase the Notes of the Company pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Collateral Agent hereby covenant and agree as follows:

                                   Article I
                                  Definitions

    Section 1.1. Defined Terms. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. Capitalized terms defined in the Note Purchase Agreements and not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Note Purchase Agreements. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 9-106 of the UCC.

     "Books and Records" shall mean books, records, computer files and other Information relating to any of the Collateral.

     "Chattel Paper" shall have the meaning assigned to it in Section 9-105(1)(b) of the UCC.

     "Collateral" shall mean all the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest:

            (a)   all Loans;

            (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure Loans;

            (c)   all Books and Records;

            (d)   all amounts deposited in any Collateral Account;

            (e)   all Contracts;

            (f) all rights and remedies of the Company with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Loans or any Underlying Collateral;

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

            (g)  all General Intangibles;

            (h)  all Instruments;

            (i)  all Chattel Paper;

            (j)  all Equipment;

            (k)  all Inventory;

            (l)  all Investments;

            (m)  all Investment Property;

            (n)  all Accounts;

            (o) all property and rights, including, but not limited to, items described in clauses (b) through (n) hereof, repossessed, or otherwise acquired in connection with any Loans or the exercise by the Company of any rights of a secured party under or with respect to any of the Loans or this Agreement or arising out of the sale or disposition of any Loans, any other Collateral, or in connection with the sale of any repossessed property;

            (p) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, choses in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof;

            (q)  all cash and Short-Term Investments; and

            (r) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Collateral Account" shall mean that account of the Company maintained with the Collateral Agent and containing such reasonable terms as shall be agreed to by the Collateral Agent.

     "Contracts" shall mean all contracts and agreements, including, but not limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Depository Accounts" shall mean accounts of the Company containing any deposits or other sums credited to the Company, whether in regular or special depository accounts or otherwise.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "General Intangibles" shall have the meaning assigned to it in Section 9-106 of the UCC.

     "Independent Public Accountants" shall mean Arthur Andersen & Co. LLP or such other firm of independent certified public accountants of recognized national standing selected by the Company and satisfactory to the Required Holders.

     "Information" shall mean books, records, delivery receipts, copies of checks and stubs, security documents, division of interest files, bank reconciliation statements, remittances, revenue accounting records, invoices, leases, licenses, authorizations for expenditures, contracts and such other documents, information and data as any Noteholder may request pursuant to the Note Purchase Agreements.

     "Instruments" shall have the meaning assigned to it in Section 9-105(1)(i) of the UCC.

     "Inventory" shall mean all inventory, goods, raw materials, components and other personal property, wherever located, including, but not limited to, all inventory as defined in Section 9-109(4) of the UCC.

     "Investment" in any Person shall mean any loan, advance, or extension of credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or Securities of; or any other interest in or capital contribution to; such Person.

     "Investment Property" shall have the meaning assigned to it in Section 9-115 of the UCC.

     "Laws" shall have the meaning set forth in Section 2.2 hereof.

     "Loan" shall mean any loan, advance or extension of credit made in the ordinary course of business by the Company to or for the account of any client or customer of the Company. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Medallion" shall mean the metal plate which displays the license number of a licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Rights" shall mean (a) all license, operating and/or subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Note Documents" shall mean and collectively refer to the Note Documents (as defined in the Note Purchase Agreements) and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of the Company and/or delivered to the Collateral Agent or the Noteholders, with respect to this Agreement, or the transactions contemplated by this Agreement.

     "Obligations" shall mean any and all present and future indebtedness and all performance obligations which may at any time be owing by the Company to the Collateral Agent or any Noteholder, however arising, under the Note Purchase Agreements, this Agreement or any other Note Document between the Collateral Agent and/or any Noteholder and the Company in connection with any of the foregoing or in connection with any Note Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by the Company, whether secured by mortgage, pledge, or lien upon or security interest in any property of the Company, or any other Person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Company is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of the Company to any Noteholder for all balances owing to any Noteholder under the Note Purchase Agreements or under any other agreement or arrangement now or hereafter entered into between the Company and the Collateral Agent or any Noteholder in connection therewith, and, solely in connection with this Agreement or the Note Purchase Agreements, the following:
(i) indebtedness owing by the Company to the Collateral Agent or any Noteholder,
(ii) the liability of the Company to the Collateral Agent or any Noteholder as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of the Company to the Collateral Agent or any Noteholder under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Collateral Agent or any Noteholder may make or issue to others for the account of the Company. The Obligations shall also include interest, premium (if any), Make-Whole Amount (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Collateral Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to the Company and due from the Company under this Agreement, the Note Purchase Agreements or under any other agreement or arrangement which may be now or hereafter entered into between the Company and the Collateral Agent or the Noteholders.

     "Other Agreements" shall mean collectively any of the Note Documents other than this Agreement.

     "Percentage of the Obligations" shall mean with respect to any Noteholder the percentage which is equal to the product of (x) 100 times (y) a fraction, the numerator of which is the total amount of Obligations owing to such Noteholder at the time of computation and the denominator of which is the total amount of the Obligations as of such time.

     "Permits and Licenses" shall mean (a) all applicable authorizations, consents, certificates, licenses, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority and all documents and applications filed in connection therewith, and (b) all renewals thereof.

     "Permitted Liens" is defined in the Note Purchase Agreements.

     "Proceeds" shall have the meaning assigned to it in Section 9-306(1) of the UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" shall mean real property of a Person or an ultimate beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Short Term Investment" shall have the meaning given to such term in the Note Purchase Agreements.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean all of the Company's rights with respect to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom the Company has made a Loan, or any guarantor of such Person.

    Section 1.2. Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

    Section 1.3. Rules of Construction. Words of the masculine gender shall mean and include correlative words of the female and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     The terms "hereby", "hereto", "hereof", "herein", and "hereunder" and any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement, and "Article", "Section", "Schedule", "Exhibit" and like references are to this Agreement unless otherwise specified.

     Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes. Unless otherwise indicated, references in this Agreement to the UCC shall mean the UCC as in effect in the State of New York.

     All terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

                                  Article II
                         Creation Of Security Interest

    Section 2.1. Grant of Security Interest to Collateral Agent. To induce the Noteholders to purchase the Notes of the Company and, as security for any and all Obligations of the Company, the Company hereby grants to the Collateral Agent for the ratable benefit of the Noteholders a continuing lien on and security interest in the Collateral, which shall be a first priority lien subject only to Permitted Liens, and, in furtherance of such grant, the Company hereby assigns for security all the Collateral to the Collateral Agent for the ratable benefit of the Noteholders.

    Section 2.2. Perfection. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing law, regulation, guideline, treaty or directive or condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law (collectively, "Laws"), or the proposal by any Governmental Authority, of a new Law, which, in the Collateral Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, the Company shall execute and deliver to the Collateral Agent, at the Collateral Agent's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Collateral Agent reasonably may request, in form satisfactory to the Collateral Agent, and shall take any and all other steps reasonably requested by the Collateral Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement and any Other Agreements.

    Section 2.3. Recording, Registering, Filing, Etc. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Collateral Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, the Company will perform, or will cause to be performed, each of the following:

             (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Collateral Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the Collateral;

            (b) Furnish to the Collateral Agent evidence of every such recording, registering and filing; and

            (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Collateral Agent reasonably determines are necessary or desirable to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of the Company to the Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to the Company's title to same.

    Section 2.4. Delivery of Documents. As promptly as practicable after the date hereof (but in no event later than 10 Business Days after the date hereof), the Company shall deliver to the Collateral Agent all instruments evidencing all Loans (collectively, the "Collateral Notes") of the Company then outstanding. In addition, each time the Company shall make a new Loan, the Company shall immediately deliver to the Collateral Agent the Collateral Note evidencing such Loan. The Collateral Agent shall keep all Collateral Notes at its principal office in New York City in a vault or other place of similar security. The Collateral Agent acknowledges and agrees that it shall hold such Collateral Notes delivered to it for the benefit of the Noteholders. The Company and its authorized agents and representatives, which shall include its Independent Public Accountants, shall at all times, during normal business hours, have full access to examine, but not to remove, without the prior consent of the Collateral Agent, the Collateral Notes; provided, however, that (i) the Company and/or its authorized agent shall have given the Collateral Agent at least 24 hours prior notice, or such other notice as may be required by applicable provisions of the Investment Company Act of 1940, as amended, before seeking access to the Collateral Notes and (ii) the Collateral Agent shall, in its sole discretion, be entitled to have one of its employees, agents or representatives present at all times or from time to time during any such period of access.

     Upon the Collateral Agent's request, the Company shall immediately deliver to the Collateral Agent or its designee, at the Company's expense, copies of all documents, chattel paper, security agreements, guarantees and other writings evidencing any Loan or its related Underlying Collateral.

     At any time on or after a Default or Event of Default, upon the Collateral Agent's request, the Company shall immediately deliver to the Collateral Agent or its designee all documents, instruments, chattel paper, security agreements, guarantees and other writings so requested by the Collateral Agent evidencing any Collateral of the Company, such documents, instruments, chattel paper, security agreements, guarantees and other writings to be held as Collateral under the terms of this Agreement.

     The Collateral Agent shall have no obligation to inspect or examine any of the Collateral Notes or other documents delivered to it by the Company hereunder, and shall be entitled to assume, and shall be fully protected in assuming, without inspection or examination, that the Company has complied in full with its delivery obligations hereunder.

    Section 2.5. Further Assurances. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Collateral Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, then, in addition to the acts specifically required to be performed by the Company elsewhere under this Agreement, the Company shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Collateral Agent to perfect, protect, maintain and enforce the security interests and liens of the Collateral Agent in the Collateral, and the first priority of such security interests and liens, and other rights granted hereunder or under any other present or future agreement between the Company and the Collateral Agent, including, without limitation, the Note Documents. Such acts shall include but not be limited to the marking of the Company's Books and Records, the chattel paper and instruments to show the Collateral Agent's security interests and liens and the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Collateral Agent's liens under applicable law and the delivery of any Collateral the physical possession of which is necessary or desirable in order for the Collateral Agent to perfect its liens. Upon the occurrence of any of the events specified in subclauses (i) and
(ii) of this Section 2.5(a), the Company authorizes the Collateral Agent to execute alone any financing, renewal and/or continuation statement or any other document or instrument which the Collateral Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder or under any of the other Note Documents and authorizes the Collateral Agent to sign the Company's name on the same. Upon payment in full by the Company of all the Obligations in accordance with the terms thereof, the security interests and liens granted by the Company hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary Obligations theretofore made by the Company or any other Person is rescinded or otherwise must be returned by the Collateral Agent or any Noteholder for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between the Company and the Collateral Agent, and all rights of the Collateral Agent and all Obligations shall be reinstated as to monetary Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and the Company shall sign and deliver to the Collateral

Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by the Company to any Person.

     A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC filing and may be filed in any appropriate office in lieu thereof.

     Upon the occurrence of any of the events specified in subclauses (i) and
(ii) of Section 2.5(a), to the extent requested by the Collateral Agent, the Company will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral and each landlord under any lease included in any Underlying Collateral to execute and deliver to the Collateral Agent assignments, in form and substance satisfactory to the Collateral Agent, by which such mortgagee or landlord waives its rights, if any, to the Collateral.

    Section 2.6. Appointment of Collateral Agent as Attorney-in-Fact. Upon the occurrence of any of the events specified in subclause (i) of Section 2.5(a), the Company does hereby irrevocably make, constitute and appoint the Collateral Agent and any of its officers, employees or agents as the true and lawful attorneys of the Company with power to:

            (a) sign the name of the Company on any financing statement, renewal financing statement, notice or other similar document that in the Collateral Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement or any Other Agreements;

            (b) receive, endorse, assign and deliver, in the Company's name or in the name of the Collateral Agent, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to the Company concerning the Collateral and, during the existence of an Event of Default (as hereinafter defined), to notify postal authorities to change the address for delivery of mail to such address as the Collateral Agent may designate;

            (c) sign the Company's name on any notices to any of the Company's clients or customers; and

            (d) upon the occurrence and during the continuance of an Event of Default, take or bring at the Company's cost, in the Company's name or in the name of the Collateral Agent, all steps, actions and suits deemed by the Collateral Agent necessary or desirable to effect collections in connection with any Loans, to enforce payment in connection with any Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Loans, to prosecute any action or proceeding with respect to any Loans, to extend the time of payment in connection with any Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Collateral Agent, and to do all other things necessary or desirable to realize upon the Collateral, including but not limited to the Underlying Collateral, and to carry out this Agreement and all Other Agreements.

     Neither the Collateral Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

    Section 2.7. Indemnity. In addition to all of the Collateral Agent's and the Noteholders' other rights and remedies under the Note Documents, the Company will hold the Noteholders and the Collateral Agent harmless from and indemnify the Noteholders and the Collateral Agent or other designee of the Collateral Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by any of them, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the other Note Documents or the enforcement of the rights of the Collateral Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

    Section 2.8. Company Remains Liable. Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent or the Noteholders of any rights under this Agreement or any of the other Note Documents shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) neither the Collateral Agent nor the Noteholders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Note Documents nor shall the Collateral Agent or any Noteholder be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 2.9. Collateral Agent May Perform. If the Company fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company, together with interest thereon at the Default Rate set forth in the Note Purchase Agreements, and until so paid shall be deemed part of the Obligations.

     Section 2.10. Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest and the interests of the Noteholders in the Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                                  Article III
                        Priority of Security Interests

     Section 3.1. Priority of Security Interests. The Company warrants, represents and covenants to the Collateral Agent and the Noteholders that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Collateral Agent hereunder constitute and will constitute at all times a valid and perfected security interest vested in the Collateral Agent in and upon the Collateral. The Company further warrants, represents and covenants that the Collateral Agent's security interests in the Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for the Permitted Liens. The Company shall not grant (without the prior written approval of the Collateral Agent and the Required Holders) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Collateral Agent for the benefit of the Noteholders as long as any of the Obligations remain unpaid, except for the Permitted Liens.

                                  Article IV
                                  Collateral

     Section 4.1. Representations, Covenants and Warranties. The Company hereby makes the following representations, warranties and covenants to the Collateral Agent and the Noteholders, which shall survive the execution and delivery of the Note Documents and (except to the extent that any of such representations, and warranties and covenants expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Note is issued by the
Company:

     The Company is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) except security interests and rights of the Collateral Agent and the Noteholders granted herein, of indefeasible title to all of the Collateral, except for that portion of the Company's rights and/or obligations under any Loan in which the Company has granted a participation to any Person only to the extent permitted in the Bank Loan Agreement;

     To the best of the Company's knowledge, each outstanding Loan does, and each future Loan will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each Loan, at the time of creation thereof, except with the consent of the Collateral Agent and the Noteholders, will be subject to no offsets, discounts, counterclaims, contra-accounts or any other defense of any kind or character that materially adversely affects the value of the Loan;

     With respect to each outstanding and future Loan, the Collateral Agent and the Noteholders may rely on all statements or representations made by the Company on or with respect to such Loans delivered hereunder or under the Note Purchase Agreements, and, unless otherwise indicated in writing by the Company, each outstanding Loan is, and each future Loan will be, genuine and in all respects what it purports to be, and, to the Company's knowledge, there are no, and, at the time of creation of each Loan there will not be any, to the Company's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

     All of the outstanding Loans have been, and all future Loans will be, created, and are (or in the case of future Loans, will be), and the form and content of each document related to all outstanding and future Loans, the security related thereto, and the transactions from which it arose comply (or, in the case of future Loans, will comply) in all material respects with any and all applicable laws, ordinances, rules and regulations, federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any Loan the failure of which to make would have a Material Adverse Effect on the Company were and will continue to be made properly and in a timely manner;

     The original amount and unpaid balance of each Loan shown on the Company's books and records and on any statement or schedule delivered to the Collateral Agent are and will be true and correct, and the unpaid balance is and will be the amount actually owing to the Company;

     If requested by the Required Holders at any time or from time to time, the Company shall cause a Lien search against each Person to whom a Loan has been made satisfactory to the Collateral Agent, to be performed and delivered directly to the Collateral Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which the Company has a Lien, other than Liens in favor of the Company which have been assigned to the Collateral Agent or the Noteholders or Liens in favor of the Collateral Agent or the Noteholders and other than Permitted Liens;

     The Company has not extended and will not extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans arose or will arise other than as the Company has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans, the Company's files related to the Loans;

     Each security agreement, UCC filing, title retention instrument, and other document and instrument, if any, which is security for the Loans contains, or will contain, in the case of future Loans, a correct and sufficient description of the Underlying Collateral covered thereby and each lien or security interest which secures any outstanding Loan is, or any future Loan will be, valid;

     To the best knowledge of the Company, except as disclosed to the Collateral Agent and the Noteholders, any and all policies of insurance related to the property securing any obligation of a Person to whom the Company has made a Loan, or any guarantor of such Loan, in connection with any Loan and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between the Company and such Person or guarantor;

     The Company has no knowledge of any fact which would impair in any material respect the value or validity of any Loan except as disclosed to the Collateral Agent and the Noteholders; and

     The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Collateral Agent and the Noteholders of their rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the Underlying Collateral and the Loans secured by the Underlying Collateral are and will still be valid against the Obligors of such Loans.

    Section 4.2. Collections. Subject to the provisions of this Agreement, the Intercreditor Agreement, and the other Note Documents, the Company shall service, manage, enforce, and make Collections in connection with the Loans. "Collections", as used herein, means payment of principal and interest on the Loans, other payments made with respect to Loans, the cash proceeds realized from the enforcement of Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secure any of the Loans.

     With respect to each of the Collections: the Company shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. The Company may withdraw funds from such account to use in the ordinary course of its business.

    Section 4.3. Rights of Collateral Agent Regarding Collateral. Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the Intercreditor Agreement, the Collateral Agent shall have the right to, and upon the direction of the Required Holders shall, at any time and from time to time thereafter, without notice to the Company, (a) notify, and upon the direction of the Collateral Agent to the Company, the Company will notify, (i) all Persons to whom the Company has made Loans that the Collateral Agent has a security interest in such Collateral and direct all such Persons to make payments to the Collateral Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Collateral Agent or such designee, of all sums owing by them to the Company, and (ii) all banks in which the Company has any Depository Accounts of the occurrence of an Event of Default and direct all such Noteholders to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Collateral Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom the Company has made a Loan; (c) sell or assign such Collateral upon such terms as the Collateral Agent may deem advisable; and (d) discharge and release in the name of the Company and the Collateral Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Collateral Agent with respect to the enforcement, collection or protection of its interest in the Collateral, or against the Company, whether by suit or otherwise, notification of Persons to whom the Company has made Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall become a part of the Obligations secured by the Collateral, payable on demand.

                                   Article V
                                    Default

    Section 5.1. Events of Default. Any one of the following events will constitute an "Event of Default":

            (a) failure of the Company to observe, perform or comply with any of the terms, provisions, conditions or covenants, or, in any material respect, any warranties or representations, contained in this Agreement other than in
     Section 4.1 hereof;

            (b) failure of the Company to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in Section 4.1 of this Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company;

            (c) the occurrence of an Event of Default under the Note Purchase Agreements; or

            (d) any of the Note Documents shall cease to be in full force and effect.

    Section 5.2. Remedies. Upon the occurrence of any Event of Default, the Collateral Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Collateral Agent shall have the right without further notice to the Company to, and upon the direction of the Required Noteholders shall appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, subject to and in the manner set forth in Section 5.3 and in the Intercreditor Agreement, to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of the Company or the Collateral Agent, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Collateral Agent's sole option and discretion and the Collateral Agent and any Noteholder or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. The Company agrees that the giving of ten days notice by the Collateral Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and the Company waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Collateral Agent in accordance with Section 5.3 hereof, and the Company shall remain liable to the Collateral Agent and the Noteholders for any deficiency, together with interest thereon at the Default Rate provided in the Note Purchase Agreements with respect to the Obligations, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

     If at any time or times hereafter the Collateral Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Collateral, or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to represent the Collateral Agent in any pending or threatened litigation with respect to the affairs of the Company in any way relating to any of the Collateral or to the Obligations or to enforce any rights of the Collateral Agent or any Noteholder or liabilities of the Company, any Person to whom the Company has made a Loan, or any Person which may be obligated to the Collateral Agent or such Noteholder by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Collateral Agent or any Noteholder by or for the benefit of the Company, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations secured by the Collateral.

     Upon the occurrence of an Event of Default, the Collateral Agent shall have the right to require the Company to assemble all Collateral not already in the Collateral Agent's possession and make it reasonably available to the Collateral Agent at one or more places to be designated by the Collateral Agent which are reasonably convenient to both parties, and to take possession of such Collateral and to enter and remain upon the various premises of the Company without cost or charge to the Collateral Agent, and to use the same, together with materials, supplies, books and records of the Company for the purpose of collecting such Collateral or liquidating such Collateral (plus any Collateral already in the Collateral Agent's possession), whether by foreclosure, auction or otherwise.
In addition, the Collateral Agent may remove from such premises such Collateral, and any records with respect thereto, to the premises of the Collateral Agent or any Custodian for such time as the Collateral Agent may desire, in order to effectively collect or liquidate such Collateral.

     Upon the occurrence of an Event of Default, the Collateral Agent shall have the right to, and upon the direction of the Required Holders shall, require the Company to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Collateral Agent. In the event the Company (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loan, the Company agrees with the Collateral Agent as follows:

     The Company shall hold all such items of payment in trust for the Collateral Agent and the Noteholders and as the property of Collateral Agent and the Noteholders, separate from the funds of the Company, and the Company shall immediately forward, or cause to be forwarded, the same to the lockbox service for application to the Notes;

            (a) The Company shall forward to the Collateral Agent, on a daily basis, deposit slips related to all such items of payment received by the Company and, if requested by the Collateral Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Loans and a collection report with regard thereto in form and substance satisfactory to the Collateral Agent;

            (b) All such items of payment shall be the sole and exclusive property of the Collateral Agent for the benefit of the Noteholders immediately upon the earlier of receipt of such items by the Collateral Agent or the receipt of such items by the Company;

            (c) The lockbox service shall be subject to the sole control of the Collateral Agent and the Collateral Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment to the payment in accordance with Section 5.3 hereof. The Collateral Agent may, and upon the direction of the Required Holders shall, release to the Company all or any part of such items of payment; and

            (d) The Collateral Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

    Section 5.3. Application of Proceeds. The proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent in the following order of priority:

            first, to payment of the expenses of such lockbox or sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed under this Agreement;

            second, with respect to all Collateral, to the payment of the Obligations, pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and
          third, after indefeasible payment in full of all Obligations, to payment to the Company or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Collateral Agent may make distributions hereunder in cash or in kind, but such distributions to the Noteholders shall in all events be made pro rata on the basis of the respective Percentage of the Obligations. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Noteholders shall be made pro rata on the basis of the respective Percentage of the Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations, shall continue to be Obligations for which the Company remains liable.

     In making the determinations and allocations required by this Section 5.3, the Collateral Agent may rely upon information supplied by the Noteholders as to the amounts of the Obligations held by them, and the Collateral Agent shall have no liability to any of the Noteholders for actions taken in reliance upon such information. All distributions made by the Collateral Agent pursuant to this
Section 5.3 shall be final, and the Collateral Agent shall have no duty to inquire as to the application by the Noteholders of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Collateral Agent may in its discretion, but shall not, subject to Section 5.3(c), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Noteholders receive the distributions to which they would have been entitled if such mistake of fact had not been made.

     If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations, the Collateral Agent shall nonetheless apply the proceeds for the benefit of the Noteholders, in the proportion and subject to the priorities of Section 5.3(a). To the extent that the Collateral Agent distributes proceeds collected with respect to one Obligation to or on behalf of the holder of another Obligation or a Noteholder obtains the equivalent of proceeds through the exercise of any right of setoff, the holder of the former Obligation shall be deemed to have purchased a participation in the latter Obligation or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     Section 5.4. Waiver by Collateral Agent or Noteholders. The Collateral Agent's or any Noteholder's failure at any time or times hereafter to require strict performance by the Company of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of the Collateral Agent or any Noteholder at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreement shall be deemed to have been waived by any act or knowledge of the Collateral Agent or any Noteholder, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Collateral Agent or such Noteholder and directed to the Company specifying such waiver.

                                  ARTICLE VI
                             THE COLLATERAL AGENT

     Section 6.1. Certain Duties and Responsibilities of the Collateral Agent.

       (a) Except during the continuance of an Event of Default of which the Collateral Agent has knowledge:

           (i) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent; and

           (ii) In the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent believed by it to be genuine and to have been signed by a proper person and otherwise conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Collateral Agent, the Collateral Agent shall be under a duty to examine the same to determine whether or not they conform, as to matters of form, to the requirements of this Agreement, as appropriate.

       (b) In case an Event of Default has occurred and is continuing to the knowledge of the Collateral Agent, the Collateral Agent shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as consistent with sound banking practice.

     (c) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own grossly negligent failure to act, or its own grossly willful misconduct, except that:

          (i) This subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) The Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

          (iii) The Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Required Holders.

     (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the Collateral Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to the Collateral Agent.

     (e) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent shall be subject to the provisions of this Section.

     Section 6.2. Compensation of the Collateral Agent. The Collateral Agent shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered, and to reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent, in and about the administration of the trusts herein provided for and in and about foreclosure, enforcement or other protection of this Agreement or the Lien and security interest hereof or thereof (including reasonable compensation and expenses and disbursements of its counsel and of all Persons not regularly in their employ). The Company agrees to pay such compensation for services of the Collateral Agent and to reimburse the Collateral Agent for such expenses, disbursements and advances. The Company agrees to indemnify and save harmless the Collateral Agent from and against all loss, liability and expense incurred in good faith and without negligence on its part in the exercise or performance of any rights, remedies or duties under this Agreement.

     Section 6.3. Certain Rights of the Collateral Agent. (a) The Collateral Agent shall not be responsible for any recitals herein (except recitals made by the Collateral Agent on its own behalf) or for insuring or inspecting the Collateral or for paying or discharging any tax, assessment, governmental charge or lien affecting the Collateral (except for taxes, assessments, governmental charges or liens affecting the Collateral which result from claims against the Collateral Agent not related to the Collateral or the administration thereof) or for the recording, filing or refiling of this Agreement, or of any supplement or further security agreement or trust deed, nor shall the Collateral Agent be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement contained herein, or in the Note Purchase Agreements, and the Collateral Agent shall be deemed to have knowledge of any default in the performance or observance of any covenant, conditions or agreements only upon receipt of written notice thereof from one of the Noteholders; provided, however, that upon receipt by the Collateral Agent of such written notice from a Noteholder, the Collateral Agent shall promptly notify all other Noteholders of such notice and the default referred to therein, by prepaid, registered or certified mail, addressed to them at their addresses set forth in Schedule A to the Note Purchase Agreements.

     (b) The Collateral Agent makes no representation or warranty as to the validity, sufficiency or enforceability of this Agreement, the Notes, the Note Purchase Agreements or any instrument included in the Collateral, or as to the value, title, condition, fitness for use of, or otherwise with respect to the Collateral. The Collateral Agent shall not be accountable to anyone for the use or application of any of the Notes or the proceeds thereof or for the use or application of any property or the proceeds thereof which shall be released from the security interest hereof in accordance with the provisions of this Agreement.

     (c) The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties.

     (d) Any request, direction or authorization by the Company shall be sufficiently evidenced by an Officer's Certificate, delivered to the Collateral Agent and the Noteholders.

     (e) Whenever in the administration of the trusts herein provided for the Collateral Agent shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Collateral

Agent and the Noteholders, and such certificate shall be full warrant to the Collateral Agent or any other Person for any action taken, suffered or omitted on the faith thereof, but in its discretion the Collateral Agent may accept, in lieu thereof, other evidence of such fact or matter or may require such further or additional evidence as it may deem reasonable.

     (f) The Collateral Agent may consult with counsel, appraisers, engineers, accountants and other skilled persons to be selected by the Collateral Agent, and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Collateral Agent hereunder in good faith and in reliance thereon.

     (g) The Collateral Agent shall be under no obligation to take any action to protect, preserve or enforce any rights or interests in the Collateral or to take any action towards the execution or enforcement of the trusts hereunder or otherwise hereunder, whether on the Collateral Agent's own motion or on the request of any other person, which in the opinion of the Collateral Agent may involve loss, liability or expense, unless the Company or one or more Noteholders outstanding shall offer and furnish reasonable security or indemnity against loss, liability and expense to the Collateral Agent.

     (h) The Collateral Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     (i) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, unless requested in writing to do so by the Required Holders.

     (j) The provisions of paragraphs (c) to (i), inclusive, of this Section
6.3 shall be subject to the provisions of Section 6.1 hereof.

     Section 6.4. Showings Deemed Necessary by the Collateral Agent. Notwithstanding anything elsewhere in this Agreement, the Collateral Agent shall have the right, but shall not be required, to demand in respect of withdrawal of any cash, the release of any property, the subjection of any after-acquired property to this Agreement, or any other action whatsoever within the purview hereof, any showings, certificates, opinions, appraisals or other information by the Collateral Agent deemed reasonably necessary or appropriate in addition to the matters by the terms hereof required as a condition precedent to such action.

     Section 6.5. Status of Moneys Received. All moneys received by the Collateral Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys, except to the extent required by law, and may be deposited by the Collateral Agent under such general conditions as may be prescribed by law in the Collateral Agent's general banking department, and the Collateral Agent shall be under no liability for interest on any moneys received by it hereunder. The Collateral Agent and any affiliated corporation may become the owner of any Note secured hereby and be interested in any financial transaction with the Company or any affiliated corporation, all with the same rights which it would have if not the Collateral Agent.

     Section 6.6. Resignation of the Collateral Agent. The Collateral Agent may resign and be discharged from the trusts created hereby by delivering notice thereof, by certified or registered mail, postage prepaid, to the Company and all Noteholders, specifying a date (not earlier than 60 days after the date of such notice) when such resignation shall take effect. Such resignation shall take effect on the day specified in such notice, unless previously a successor Collateral Agent shall have been appointed as provided in Section 6.8 hereof, in which event such resignation shall take effect immediately upon the appointment of such successor Collateral Agent.

     Section 6.7. Removal of the Collateral Agent. The Collateral Agent may be removed at any time as Collateral Agent hereunder, for or without cause, by an instrument or instruments in writing executed by the holders of a majority in aggregate principal amount of the Notes at the time outstanding and delivered to the Collateral Agent with a copy to the Company, specifying the removal and the date when it shall take effect.

     Section 6.8. Appointment of Successor Collateral Agent. In case at any time the Collateral Agent shall resign or be removed or become incapable of acting hereunder, a successor Collateral Agent may be appointed by the Required Holders, by an instrument or instruments in writing executed by such holders and filed with such successor Collateral Agent. Until a successor Collateral Agent shall be so appointed by the Noteholders, the Company shall appoint a successor Collateral Agent to fill such vacancy, by an instrument in writing executed by the Company and delivered to the successor Collateral Agent. If all or substantially all of the Collateral shall be in the possession of one or more receivers, trustees, liquidators or assignees for the benefit of creditors, then such receivers, trustees, custodians, liquidators or assignees may, by an instrument in writing delivered to the successor Collateral Agent, appoint a successor Collateral Agent. Promptly after any such appointment, the Company, or any such receivers, trustees, custodians, liquidators or assignees, as the case may be, shall give notice thereof by certified or registered mail, postage prepaid, to each Noteholder and, if appropriate, the Company. Any successor Collateral Agent so appointed by the Company, or such receivers, trustees, custodians, liquidators or assignees shall immediately and without further act be superseded by a successor Collateral Agent appointed by the holders of a majority in aggregate principal amount of the Notes then outstanding. If a successor Collateral Agent shall not be appointed pursuant to this Section within six months after a vacancy shall have occurred in the office of Collateral Agent, any Noteholder or such retiring Collateral Agent (unless the retiring Collateral Agent is being removed) may apply to any court of competent jurisdiction to appoint a successor Collateral Agent, and such court may thereupon, after such notice, if any, as it may consider proper, appoint a successor Collateral Agent.

     Section 6.9. Succession of Successor Collateral Agent. Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Company and the predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, trusts, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein. Upon the request of any such successor Collateral Agent, however, the Company and the predecessor Collateral Agent shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent the title to the Collateral and all such rights, powers, trusts, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also assign and deliver to the successor Collateral Agent any property subject to this Agreement which may then be in its possession. Any Collateral Agent which has resigned or been removed shall nevertheless retain any security interest in the Collateral afforded to it by
Section 6.2 hereof.

     Section 6.10. Eligibility of the Collateral Agent. The Collateral Agent shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, having senior unsecured debt rated "A" or better by Standard & Poor's Ratings Group, or by Moody's Investors Service, Inc. and having a capital, surplus and undivided profits aggregating at least $100,000,000, if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms. If there is no such bank or trust company willing and able to accept such trust in accordance with the immediately preceding sentence of this
Section 6.10, the Collateral Agent shall have its principal office in any state within the United States approved by the holders of at least 51% in aggregate principal amount of the Notes at the time outstanding. In case the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 6.6 hereof.

     Section 6.11. Successor Collateral Agent by Merger. Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Collateral Agent as a whole or substantially as a whole, if eligible as provided in Section 6.10 hereof, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

     Section 6.12. Effective Resignation and Removal; Appointment of Successor. This Section 6 notwithstanding, no resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Collateral Agent.

     Section 6.13. Controlled by Holders. In furtherance of the provisions of
Section 4.3 hereof, it is acknowledged and agreed that the Required Holders of Notes which have been accelerated pursuant to the Note Purchase Agreements, or any agent appointed by such holders, shall have the right to direct the actions of the Collateral Agent hereunder or to exercise any right or remedy provided in this Agreement to the Collateral Agent and shall have the further right to take any action or grant any approval or consent to be taken or granted by the Collateral Agent hereunder and to act in the place of the Collateral Agent. If and so long as no Notes have been declared due and payable prior to the expressed maturity date thereof, the Required Holders shall have the right to direct the actions of the Collateral Agent hereunder and to exercise any right or remedy provided in this Agreement to the Collateral Agent and shall have the further right to take any action or grant any approval or consent to be taken or granted by the Collateral Agent hereunder and to act in the place of the Collateral Agent.

     Section 6.14. Indemnification. The Noteholders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, out-of-pocket expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or the other Note Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section
6.14 shall survive the payment of the Notes and all other amounts payable hereunder and under the Note Purchase Agreements and the termination of this Agreement.

                                  Article VII
                                 MIscellaneous

     Section 7.1. Continuing Lien. This Agreement secures all present and future Obligations of the Company. There is included within the term "Collateral," as used herein, all other property and all interests therein of any kind hereafter acquired by the Company, meeting or falling within the general description of the Collateral set forth herein and also the proceeds and products thereof.

     Section 7.2. Waivers by Company. The Company irrevocably waives the right to direct the application of any and all payments which may be received by the Collateral Agent during the continuance of an Event of Default, and the Company does hereby irrevocably agree that, during the continuance of an Event of Default, the Collateral Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Collateral Agent may deem advisable, notwithstanding any entry upon any of its books and records.

      The Company also waives any and all notices of demand, notice or protest that the Company might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Collateral Agent or the Noteholders on which the Company may in any way be liable, notice of nonpayment at maturity of any and all Loans, and notice of any action taken by the Collateral Agent or the Noteholders unless expressly required by this Agreement.

     Section 7.3. Parties. This Agreement and any of the Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     Section 7.4. Governing Law. This Agreement and any other agreements shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflict of laws principles, except to the extent that the laws of another jurisdiction are mandatorily applicable to the exercise of remedies or the perfection of security interests under the UCC.

     Section 7.5. Waiver of Jury Trial and Setoff. Each of the Company and the Collateral Agent hereby waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement, the other agreements or any instrument or document delivered pursuant to this agreement or the other agreements, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or

DISPUTE, HOWSOEVER ARISING, BETWEEN THE COMPANY AND ANY OF THE NOTEHOLDERS OR THE COLLATERAL AGENT, BETWEEN ANY NOTEHOLDERS, AND BETWEEN THE COLLATERAL AGENT AND ANY NOTEHOLDERS, AND THE COMPANY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     Section 7.6. Jurisdiction; Service of Process. The Company hereby irrevocably consents to the jurisdiction of the courts of the State of New York, County of New York and of any federal court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the Other Agreements, or any document or instrument delivered pursuant to this Agreement or the Other Agreements. Nothing herein shall affect the right of any Noteholder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     Section 7.7. Survival of Representations and Warranties. All representations and warranties of the Company and all terms, provisions, conditions and agreements to be performed by the Company contained in this Agreement and in the other Note Documents shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement and all Other Agreements.

     Section 7.8. Obligations Secured by Property Other Than Collateral. To the extent that the Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall have the right to, and upon the direction of the Required Holders shall, proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Collateral Agent shall have the right, with the consent of the Required Holders, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's rights or any of the Noteholder's rights under the Obligations, this Agreement or any Other Agreements.

     Section 7.9. Successor Collateral Agent. In the event a successor collateral agent is appointed pursuant to the provisions of Article VI hereof, such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent hereunder, and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral

Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to the Note Purchase Agreements or any holders of the Notes. Such former Collateral Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     Section 7.10. Termination. This Agreement and the security interest in the Collateral created hereby will terminate when the Obligations have been irrevocably paid and finally discharged in full in accordance with the terms of the Note Purchase Agreements. No waiver by the Collateral Agent or any Noteholder or any other holder of the Notes of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Noteholder of a Note(s) or any portion thereof, such Noteholder may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of the Note(s), whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of such Noteholder hereunder, and such Noteholder will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment. The Company may not assign this Agreement without the express written consent of the Collateral Agent and the Noteholders.

     Section 7.11. Notices. All notices, requests, consents, demands or other communications provided for herein shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, addressed as follows:

                     If to the Company:  Medallion Funding Corp.
                                         437 Madison Avenue
                                         38th Floor
                                         New York, New York  10022
                                         Attention: Chief Financial Officer

                  If to the Collateral Agent:  Fleet Bank, N.A.
                                               1185 Avenue of the Americas
                                               New York, New York  10036
                                               Attention: Fred Meagher

                       If to any Noteholders:  to such Noteholder's address
                                               set forth in Schedule A to the
                                               Note Purchase Agreements

     Section 7.12. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 7.13. Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     In Witness Whereof, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

                                 Medallion Funding Corp.

                                 By:________________________________________
                                    Name:
                                    Title:

                                 By:________________________________________
                                    Name:
                                    Title:

                                 Fleet Bank, N.A.,
                                 as Collateral Agent

                                 By:________________________________________
                                    Name:___________________________________
                                    Title:__________________________________